                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.



                                         ------------------------------------
                                         GLENN W. ANDERSON

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.



                                      ---------------------------------------
                                      DANIEL J. COOTS

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.



                                  -----------------------------------
                                  JOHN C. GOFF

                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.



                                         ------------------------------------
                                         ROBERT J. McGEE, JR.

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.


                                        -----------------------------------
                                        JOEL C. PUCKETT

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.



                                   ------------------------------------
                                   SAM ROSEN

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.



                                             --------------------------------
                                             HARDEN H. WIEDEMANN

                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS         )
                           )                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT          )

         THAT I, the undersigned, of Tarrant County, Texas, have made, constituted and appointed and by these presents do make, constitute and appoint JOEL C. PUCKETT and GLENN W. ANDERSON, and each of them severally, my true and lawful attorneys and agents to execute in my name, place and stead in my capacity as Director of GAINSCO, INC. the Annual Report on Form 10-K of GAINSCO, INC. ("Form 10-K") for the fiscal year ended December 31, 1998, each of said attorneys and agents to have power to act in the name of and on behalf of the undersigned on every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

         WITNESS MY HAND this ____ day of March, 1999.


                                         -----------------------------------
                                         JOHN H. WILLIAMS